                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 1999



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-26897                04-3363001
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)



                               333 Western Avenue
                           South Portland, Maine 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100

Item 8.  Change In Fiscal Year

         On June 24, 1999, the Board of Directors of Fairchild Semiconductor International, Inc. (formerly FSC Semiconductor Corporation, the "Company") approved a change in the Company's fiscal year from the last Sunday in May to the last Sunday in December. The Company's most recent fiscal year ended May 30, 1999. The Company intends to file a Form 10-K for a seven-month transition period from May 31, 1999 to December 26, 1999, and begin its first full fiscal year on the new basis starting December 27, 1999.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Fairchild Semiconductor International, Inc.


    Date:  July 9, 1999              By:   /s/ David A. Henry
                                           ----------------------------
                                           David A. Henry
                                           Vice President, Corporate Controller

                                          (Principal Accounting Officer and
                                           Duly Authorized Officer)


                                       3